UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2009

TC GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 15, 2009, we issued a press release announcing that our board of directors had on April 13, 2009 authorized a cash distribution of up to $6,000,000, in the aggregate, payable to our shareholders, pro rata, on an as converted basis, based on the number of shares outstanding as of April 30, 2009, the record date established by the board for determining the shareholders entitled to receive the distribution (the “Record Date”).

Because some of our outstanding options and warrants may be exercised on or before the Record Date, we will not know the amount per share of the distribution until the Record Date. Only shareholders of record at the close of business on that date will be entitled to receive a distribution. By way of example, on March 29, 2009, there were outstanding:

•	3,288,054 shares of our common stock;

•	12,790,874 shares of our Series A Preferred Stock, convertible into 1,806,711 shares of our common stock; and

•	3,590,349 shares of our Series B Preferred Stock, convertible into 448,793 shares of our common stock.

On a fully converted basis there were 5,543,558 shares outstanding at March 29, 2009. As of March 29, 2009 we had the following warrants and options outstanding:

Warrants:

	Number exercisable	Exercise Prices
Issued with Series A Preferred Stock investment units	614,809	$2.64
Issued to guarantors of debt	184,922	$0.40
Issued to holder of convertible note in lieu of cash interest	120,000	$0.08
Other	13,359	$0.08-$2.64

Totals	933,090

Stock Options:

Exercise Prices	Outstanding options	Number exercisable
$ 0.08	75,734	75,734
$ 2.40	13,125	13,125
$ 2.48	28,223	28,223
$ 2.64	1,359	1,359
$11.28	56,771	36,330
$12.00	139,910	89,910
$14.00	3,035	3,035
$14.24	9,375	9,375
$16.00	3,750	3,750
$18.00	2,843	2,843
$20.00	8,500	8,500

Totals	342,625	272,184

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Tully’s Coffee Corporation Press Release dated April 15, 2009.

The information in Item 8.01 of this Form 8-K and Exhibit 99.1 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: April 15, 2009	By:	/s/ Andrew M. Wynne
Andrew M. Wynne
Vice-President and Chief Financial Officer